JPALT 2006-A3

J.P. Morgan Securities Inc.

627 records

POOL2

Summary Statistics

Number of Recievables: 627

Aggregate Current Balance: $145,115,598.13

Range of Current Balance: $30,000.00 to $550,796.45 Average Current Balance: $231,444.34 Aggregate Original Balance: $145,741,669

Range of Original Balances: $30,000.00 to $579,600.00 Average Original Balance: $232,443

Weighted Average Original Coupon: 6.324% Range of Original Coupons: 5.25% to 6.75% Weighted Average Current Coupon: 6.324% Range of Current Coupons: 5.25% to 6.75% Weighted Average Margin: 2.261%

Range of Margins: 1.88% to 5.00%

Weighted Average Servicing Fee: 0.2568% Range of Servicing Fees: 0.2500% to 0.3750% Weighted Average LPMI: 0.000%

Range of LPMI: 0.00% to 0.00%

Weighted Average Current Net Coupon: 6.067% Range of Current Net Coupons: 5.00% to 6.38% Weighted Average Maximum Rate: 10.815% Range of Maximum Rates: 5.63% to 12.63% Weighted Average Months to Roll: 57

Weighted Average Stated Original Term: 359.62 months Range of Stated Original Term: 180 months to 360 months

Weighted Average Stated Remaining Term: 356.74 months

Range of Stated Remaining Term: 178 months to 360 months

Weighted Average Stated Original IO Term: 99.62 months

Range of Stated Original IO Term: 0 months to 120 months

Weighted Average Effective Original LTV: 75.34% Percent Purchase: 52.8%

Percent Cash-Out Refinance: 35.6%

Percent Owner Occupied: 86.0%

Percent Single Family - PUD: 78.6% Percent Conforming Balance: 100.0% Percent Interest Only: 86.8%

Percent with Securities Pledge: 0.0% Weighted Average FICO Score: 707.5

Top 5 States: CA(21%),FL(12%),IL(8%),AZ(7%),MD(6%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC. (JPMI) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Service	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refit	Percent Interest Only	FICO Score
American Home	2	287,800.00	0.20	143,900	287,800	6.131	5.756	4.237	11.640	60	360.0	360.0	63.61	49.2	100.0	686.1
Chase	557	131,470,544.51	90.60	237,074	132,050,208	6.309	6.059	2.258	10.745	57	359.6	356.6	75.23	36.5	86.9	706.8
Countrywide	2	419,200.00	0.29	210,000	420,000	6.100	5.850	2.250	11.501	55	360.0	355.4	72.13	59.9	100.0	668.9
American	25	5,285,784.14	3.64	211,567	5,289,165	6.406	6.156	2.250	11.406	58	360.0	358.4	79.29	7.1	71.3	730.4
PH	41	7,652,269.48	5.27	187,671	7,694,496	6.553	6.178	2.250	11.553	57	360.0	357.4	75.04	38.0	94.8	706.6
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Product Type	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refit	Percent Interest Only	FICO Score
5 Year ARM	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Index Type	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refit	Percent Interest Only	FICO Score
Libor - 6 Month	56	13,878,855.77	9.56	247,925	13,883,783	6.269	6.017	2.291	11.717	55	360.0	355.2	73.48	31.9	95.6	710.9
Libor - 1 Year	571	131,236,742.36	90.44	230,924	131,857,886	6.330	6.073	2.258	10.720	57	359.6	356.9	75.54	36.0	85.9	707.2
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Interest Only	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refit	Percent Interest Only	FICO Score
Yes	526	125,957,851.32	86.80	240,538	126,523,015	6.329	6.072	2.259	10.813	57	359.6	356.7	75.61	35.8	100.0	707.9
No	101	19,157,746.81	13.20	190,284	19,218,654	6.291	6.039	2.274	10.833	57	360.0	357.1	73.55	34.3	0.0	705.2
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC. (JPMI) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original Rates (%)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
5.001 to 5.250	3	485,071.49	0.33	164,400	493,200	5.250	5.000	2.250	10.250	53	360.0	352.7	69.99	0.0	0.0	722.2
5.251 to 5.500	6	1,374,118.77	0.95	229,025	1,374,150	5.477	5.227	2.250	10.788	54	360.0	353.8	72.58	45.8	72.8	702.2
5.501 to 5.750	17	3,464,404.72	2.39	204,037	3,468,625	5.709	5.454	2.362	10.017	55	360.0	355.1	70.78	44.5	75.8	715.7
5.751 to 6.000	88	21,422,057.03	14.76	244,555	21,520,808	5.947	5.696	2.258	10.354	56	360.0	356.3	75.01	28.3	91.3	710.6
6.001 to 6.250	139	34,177,836.41	23.55	246,955	34,326,676	6.202	5.951	2.252	10.434	57	360.0	357.1	74.33	45.7	85.0	703.3
6.251 to 6.500	234	54,232,041.08	37.37	232,503	54,405,708	6.451	6.194	2.255	11.025	57	359.0	356.5	75.62	32.2	87.4	708.9
6.501 to 6.750	140	29,960,068.63	20.65	215,375	30,152,502	6.631	6.364	2.275	11.303	58	360.0	357.6	76.96	34.4	87.9	706.7
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 5.2500 Maximum: 6.7500 Weighted Average: 6.3244

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Net Rates (%)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
4.751 to 5.000	3	485,071.49	0.33	164,400	493,200	5.250	5.000	2.250	10.250	53	360.0	352.7	69.99	0.0	0.0	722.2
5.001 to 5.250	6	1,374,118.77	0.95	229,025	1,374,150	5.477	5.227	2.250	10.788	54	360.0	353.8	72.58	45.8	72.8	702.2
5.251 to 5.500	17	3,464,404.72	2.39	204,037	3,468,625	5.709	5.454	2.362	10.017	55	360.0	355.1	70.78	44.5	75.8	715.7
5.501 to 5.750	88	21,422,057.03	14.76	244,555	21,520,808	5.947	5.696	2.258	10.354	56	360.0	356.3	75.01	28.3	91.3	710.6
5.751 to 6.000	142	34,617,836.41	23.86	244,836	34,766,676	6.205	5.951	2.252	10.446	57	360.0	357.1	74.40	45.1	85.2	703.6
6.001 to 6.250	245	56,288,232.08	38.79	230,458	56,462,096	6.460	6.198	2.255	11.049	57	359.0	356.5	75.60	32.6	87.7	708.3
6.251 to 6.500	126	27,463,877.63	18.93	219,493	27,656,114	6.631	6.374	2.277	11.274	58	360.0	357.6	77.04	34.2	87.0	707.3
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 5.0000 Maximum: 6.3750 Weighted Average: 6.0674

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC. (JPMI) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL2

First Payment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2005 2006	40 587	8,414,196.53 136,701,401.60	5.80 94.20	211,883 233,844	8,475,300 137,266,369	5.969 6.346	5.717 6.089	2.250 2.262	10.973 10.806	51 57	360.0 359.6	351.4 357.1	74.77 75.37	20.8 36.5	85.2 86.9	715.6 707.0
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 2005-07-01 Maximum: 2006-07-01 Weighted Average: 2006-04-05

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
Maturity	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2021	1	308,000.00	0.21	308,000	308,000	6.500	6.250	2.250	11.500	58	180.0	178.0	70.00	0.0	100.0	777.0
2035	44	9,255,260.84	6.38	212,889	9,367,100	6.006	5.754	2.250	10.946	52	360.0	351.6	74.37	21.1	82.8	717.5
2036	582	135,552,337.29	93.41	233,791	136,066,569	6.346	6.088	2.262	10.805	58	360.0	357.5	75.42	36.7	87.0	706.7
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 2021-04-01
Maximum: 2036-06-01 Weighted Average: 2036-02-23

Next Rate Adjustment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2010 2011	44 583	9,255,260.84 135,860,337.29	6.38 93.62	212,889 233,919	9,367,100 136,374,569	6.006 6.346	5.754 6.089	2.250 2.262	10.946 10.806	52 58	360.0 359.6	351.6 357.1	74.37 75.40	21.1 36.6	82.8 87.1	717.5 706.9
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 2010-06-01 Maximum: 2011-06-01 Weighted Average: 2011-03-05

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC. (JPMI) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL2

Original Term	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
180 360	1 626	308,000.00 144,807,598.13	0.21 99.79	308,000 232,322	308,000 145,433,669	6.500 6.324	6.250 6.067	2.250 2.261	11.500 10.814	58 57	180.0 360.0	178.0 357.1	70.00 75.35	0.0 35.7	100.0 86.8	777.0 707.4
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 180 Maximum: 360 Weighted Average: 359.6

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Seasoning	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
<= 0	2	287,800.00	0.20	143,900	287,800	6.131	5.756	4.237	11.640	60	360.0	360.0	63.61	49.2	100.0	686.1
1 to 3	524	122,322,186.81	84.29	234,318	122,782,480	6.350	6.093	2.259	10.803	58	359.5	357.2	75.34	36.6	87.5	706.6
4 to 6	61	14,091,414.79	9.71	232,723	14,196,089	6.315	6.063	2.250	10.807	56	360.0	355.7	75.92	35.4	81.8	711.1
7 to 9	28	6,188,291.11	4.26	223,141	6,247,950	6.040	5.787	2.250	10.857	52	360.0	352.2	74.56	26.9	82.2	704.8
10 to 12	12	2,225,905.42	1.53	185,613	2,227,350	5.771	5.521	2.250	11.296	49	360.0	349.2	75.36	4.0	93.6	745.4
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 0 Maximum: 12 Weighted Average: 2.9

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Remaining Term to Stated Maturity	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
175 to 180	1	308,000.00	0.21	308,000	308,000	6.500	6.250	2.250	11.500	58	180.0	178.0	70.00	0.0	100.0	777.0
343 to 348	3	474,500.00	0.33	158,167	474,500	5.655	5.405	2.250	11.276	48	360.0	348.0	73.60	0.0	100.0	747.9
349 to 354	41	8,780,760.84	6.05	216,893	8,892,600	6.025	5.773	2.250	10.928	52	360.0	351.8	74.41	22.2	81.9	715.8
355 to 360	582	135,552,337.29	93.41	233,791	136,066,569	6.346	6.088	2.262	10.805	58	360.0	357.5	75.42	36.7	87.0	706.7
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 178 Maximum: 360 Weighted Average: 356.7

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC. (JPMI) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original Principal Balance ($)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
1 to 100,000	34	2,822,509.51	1.95	83,197	2,828,689	6.385	6.121	2.265	10.689	57	360.0	357.0	62.11	46.5	63.9	725.1
100,001 to 200,000	241	37,566,242.00	25.89	156,492	37,714,574	6.338	6.076	2.279	10.910	57	360.0	356.9	75.18	22.8	78.4	714.9
200,001 to 300,000	182	44,684,350.68	30.79	246,768	44,911,737	6.328	6.071	2.260	10.527	57	360.0	357.3	76.56	31.7	89.9	704.2
300,001 to 400,000	145	49,624,830.75	34.20	343,139	49,755,155	6.315	6.061	2.251	10.986	57	358.9	355.9	75.60	45.4	89.7	704.5
400,001 to 500,000	24	9,866,868.75	6.80	414,663	9,951,914	6.283	6.033	2.250	10.908	58	360.0	357.6	72.36	45.3	95.8	708.5
500,001 to 600,000	1	550,796.45	0.38	579,600	579,600	6.375	6.125	2.250	11.375	59	360.0	359.0	84.99	100.0	100.0	639.0
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 30,000.00
Maximum: 579,600.00
Average: 232,442.85
Total: 145,741,668.54

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Current Principal Balance ($)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
0.01 to 100,000.00	34	2,822,509.51	1.95	83,197	2,828,689	6.385	6.121	2.265	10.689	57	360.0	357.0	62.11	46.5	63.9	725.1
100,000.01 to 200,000.00	243	37,951,621.36	26.15	156,874	38,120,474	6.340	6.078	2.279	10.916	57	360.0	356.9	75.20	22.6	78.2	714.3
200,000.01 to 300,000.00	182	44,884,879.56	30.93	247,928	45,122,937	6.330	6.074	2.260	10.533	57	360.0	357.3	76.67	32.2	89.7	704.1
300,000.01 to 400,000.00	147	50,614,527.26	34.88	345,551	50,796,055	6.308	6.053	2.251	10.985	57	358.9	356.0	75.64	47.1	90.5	703.5
400,000.01 to 500,000.00	20	8,291,263.99	5.71	414,696	8,293,914	6.301	6.051	2.250	10.855	58	360.0	357.7	70.80	35.0	95.0	718.4
500,000.01 to 600,000.00	1	550,796.45	0.38	579,600	579,600	6.375	6.125	2.250	11.375	59	360.0	359.0	84.99	100.0	100.0	639.0
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 30,000.00
Maximum: 550,796.45
Average: 231,444.34

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC. (JPMI) AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original Effective	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Loan-to-Value Ratio (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
10.01 to 20.00	2	350,000.00	0.24	175,000	350,000	6.339	6.089	2.250	10.625	57	360.0	356.6	16.26	100.0	71.4	672.4
20.01 to 30.00	9	945,617.65	0.65	105,167	946,500	6.333	6.083	2.250	11.492	57	360.0	357.1	25.99	33.4	66.3	728.9
30.01 to 40.00	7	990,240.00	0.68	141,463	990,240	6.205	5.906	2.250	11.205	56	360.0	356.2	36.31	44.0	100.0	719.1
40.01 to 50.00	16	3,696,487.55	2.55	232,214	3,715,430	6.252	6.002	2.302	10.951	57	360.0	357.0	45.57	78.4	67.4	704.2
50.01 to 60.00	38	8,602,172.47	5.93	227,980	8,663,245	6.288	6.025	2.285	10.594	57	360.0	357.3	56.92	72.7	83.2	727.9
60.01 to 70.00	77	18,285,136.62	12.60	237,932	18,320,795	6.299	6.044	2.291	11.000	57	357.0	354.1	67.47	51.0	84.4	702.4
70.01 to 80.00	435	103,183,106.94	71.10	237,948	103,507,243	6.331	6.075	2.253	10.761	57	360.0	357.1	79.10	28.1	88.8	707.4
80.01 to 90.00	32	7,088,322.63	4.88	225,085	7,202,734	6.343	6.090	2.260	11.160	57	360.0	356.9	88.03	36.4	89.5	694.2
90.01 to 100.00	11	1,974,514.27	1.36	185,953	2,045,482	6.473	6.196	2.250	10.920	57	360.0	357.2	95.59	25.3	54.9	722.9
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 15.24 Maximum: 99.96
Weighted Average by Original Balance: 75.35

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
PMI Company (LTV > 80)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
General Electric	14	3,393,549.04	37.44	248,029	3,472,406	6.444	6.194	2.271	11.444	57	360.0	357.3	89.67	44.2	87.6	694.5
PMI	11	2,240,825.46	24.73	208,787	2,296,657	6.330	6.069	2.250	11.330	56	360.0	355.9	89.90	23.2	94.3	698.5
Mtge Guaranty Insurance Corp.	6	1,125,569.31	12.42	187,644	1,125,866	6.192	5.942	2.250	11.294	58	360.0	357.8	86.97	26.4	70.3	694.4
TBD	4	752,429.00	8.30	188,307	753,229	6.307	6.057	2.250	7.977	57	360.0	356.6	88.17	33.4	81.2	718.7
United Guaranty Insurance	3	572,579.52	6.32	204,828	614,483	6.684	6.342	2.250	11.684	58	360.0	357.6	95.00	38.3	38.3	710.8
Radian	3	530,042.47	5.85	178,992	536,975	6.293	6.043	2.250	11.293	57	360.0	357.5	90.84	55.2	100.0	692.0
Triad Guaranty Ins	2	447,842.09	4.94	224,300	448,600	6.284	6.034	2.250	11.284	57	360.0	356.8	89.74	0.0	42.4	736.9
Total:	43	9,062,836.90	100.00	215,075	9,248,216	6.371	6.113	2.258	11.108	57	360.0	357.0	89.67	34.0	82.0	700.5

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous , assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the i ld th

iti

POOL2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Documentation Level	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Stated	135	31,902,983.39	21.98	237,068	32,004,150	6.321	6.042	2.263	11.418	57	360.0	356.9	75.68	23.6	92.9	706.6
Full Documentation	135	30,785,736.71	21.21	228,152	30,800,499	6.245	5.995	2.271	11.339	57	360.0	356.9	77.69	34.7	87.2	697.2
Full Stated Income	86	22,065,363.46	15.21	257,387	22,135,258	6.422	6.172	2.250	11.457	57	360.0	357.2	74.59	35.8	89.5	709.4
No Income Asset	95	21,492,521.14	14.81	230,025	21,852,382	6.378	6.128	2.250	11.411	57	360.0	357.3	72.69	46.3	77.5	699.3
Alternative	74	16,822,929.00	11.59	227,337	16,822,929	6.279	6.029	2.234	6.279	57	360.0	357.4	75.87	30.3	87.9	732.4
Simply Signature	74	16,371,231.68	11.28	222,289	16,449,399	6.322	6.072	2.259	11.448	58	360.0	357.5	77.01	41.4	84.9	706.9
No Ratio	18	3,855,885.86	2.66	214,189	3,855,410	6.335	6.085	2.250	11.335	57	345.6	342.4	69.13	66.9	82.5	731.1
Full Asset Income	3	776,217.15	0.53	259,214	777,642	6.406	6.156	2.250	11.406	56	360.0	356.2	75.74	45.6	100.0	702.4
No Documentation	5	769,729.74	0.53	154,200	771,000	6.201	5.928	3.104	11.899	57	360.0	357.4	54.57	100.0	18.4	725.5
Reduced	1	168,000.00	0.12	168,000	168,000	6.250	6.000	2.250	12.250	56	360.0	356.0	60.00	0.0	100.0	627.0
Full Stated Income	1	105,000.00	0.07	105,000	105,000	6.625	6.250	2.250	11.625	51	360.0	351.0	35.29	0.0	100.0	661.0
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Purpose	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Purchase	349	77,010,700.95	53.07	221,294	77,231,639	6.330	6.072	2.253	10.704	57	360.0	357.1	78.38	0.0	87.4	716.1
Cash-out Refinance	204	51,630,889.75	35.58	254,519	51,921,895	6.323	6.066	2.268	10.885	57	360.0	357.3	71.48	100.0	87.3	698.7
Rate Refinance	74	16,474,007.43	11.35	224,164	16,588,135	6.302	6.052	2.278	11.118	57	356.6	353.4	73.20	0.0	82.6	695.0
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Occupancy	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Primary Residence	524	124,831,006.22	86.02	239,227	125,354,921	6.310	6.054	2.258	10.817	57	359.6	356.6	75.87	37.2	86.3	705.1
Investment	59	11,481,449.68	7.91	195,863	11,555,946	6.420	6.158	2.304	10.365	57	360.0	357.3	71.87	25.2	94.3	721.5
Second Home	44	8,803,142.23	6.07	200,700	8,830,802	6.407	6.141	2.250	11.374	57	360.0	357.4	72.38	25.5	84.3	723.4
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous , assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the i ld th

iti

POOL2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Property Type	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Single Family Residence	325	79,014,808.59	54.45	243,938	79,279,808	6.318	6.061	2.254	10.700	57	359.3	356.5	74.38	42.1	88.0	705.9
Planned unit developments	152	35,086,777.11	24.18	231,914	35,250,977	6.300	6.047	2.271	10.832	57	360.0	356.9	77.69	33.8	86.9	707.5
Condo	106	21,460,920.31	14.79	203,609	21,582,562	6.353	6.091	2.265	11.038	57	360.0	357.4	77.64	14.1	83.2	714.2
Two- to four-family	30	6,698,606.07	4.62	223,757	6,712,722	6.367	6.103	2.287	11.271	57	360.0	356.5	69.01	43.5	82.6	706.0
Condotel	6	1,512,412.39	1.04	262,200	1,573,200	6.559	6.309	2.250	11.559	58	360.0	357.9	71.78	0.0	100.0	706.6
Cooperative Units	6	936,673.65	0.65	156,167	937,000	6.560	6.283	2.250	11.560	58	360.0	357.7	66.08	32.3	66.9	700.3
Townhouses	2	405,400.00	0.28	202,700	405,400	6.028	5.778	2.250	7.883	58	360.0	358.0	76.85	62.9	100.0	715.9
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous , assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the i ld th

iti

POOL2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Geographic Distribution	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
by Balance	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
California	103	30,749,357.11	21.19	299,541	30,852,726	6.294	6.036	2.257	10.796	57	360.0	357.3	73.92	36.5	96.3	712.0
Florida	84	17,152,838.00	11.82	205,564	17,267,411	6.320	6.057	2.285	10.573	57	360.0	356.8	75.64	43.8	84.3	705.7
Illinois	51	11,198,380.10	7.72	219,752	11,207,371	6.396	6.144	2.250	11.350	58	360.0	357.8	76.16	30.5	77.3	710.6
Arizona	45	9,936,923.25	6.85	221,257	9,956,562	6.434	6.178	2.241	10.451	57	360.0	357.5	75.01	35.6	97.0	715.7
Maryland	36	9,337,238.92	6.43	260,205	9,367,379	6.289	6.039	2.250	10.754	57	360.0	356.9	75.76	51.2	90.5	701.1
New York	24	6,135,084.45	4.23	256,941	6,166,595	6.476	6.215	2.250	11.106	57	360.0	357.4	69.46	45.8	73.7	689.1
Virginia	21	5,877,280.50	4.05	279,920	5,878,322	6.281	6.031	2.291	11.177	57	360.0	356.7	77.93	35.0	86.5	696.5
Georgia	23	5,199,807.40	3.58	226,480	5,209,041	6.212	5.962	2.250	9.825	57	360.0	357.0	76.33	34.0	80.6	713.9
Colorado	24	4,838,170.19	3.33	201,676	4,840,213	6.245	5.980	2.250	10.256	57	360.0	357.1	74.38	40.2	75.1	722.7
Nevada	17	4,210,479.19	2.90	248,703	4,227,943	6.377	6.127	2.271	11.420	57	360.0	357.4	80.06	32.6	90.2	709.9
Oregon	17	3,991,188.24	2.75	234,776	3,991,200	6.259	6.009	2.228	11.054	57	360.0	356.9	75.85	34.5	92.9	708.7
Washington	16	3,661,261.58	2.52	228,842	3,661,470	6.284	6.034	2.250	11.127	57	360.0	356.7	75.44	17.4	100.0	703.0
New Jersey	10	3,058,470.33	2.11	313,030	3,130,300	6.287	6.037	2.250	11.287	57	360.0	357.1	74.30	52.3	71.5	692.2
Hawaii	9	2,777,383.05	1.91	318,722	2,868,500	6.428	6.178	2.250	11.428	58	360.0	357.8	73.90	19.8	100.0	689.7
North Carolina	11	2,365,220.43	1.63	217,157	2,388,730	6.213	5.963	2.250	11.213	57	360.0	356.7	76.23	20.3	85.4	690.8
South Carolina	12	2,217,002.00	1.53	184,750	2,217,002	6.291	6.041	2.250	10.256	57	360.0	357.1	78.70	16.4	86.8	708.7
Texas	13	2,054,201.70	1.42	159,062	2,067,800	6.275	6.009	2.250	10.973	57	360.0	356.8	82.38	0.0	87.1	708.2
Massachusetts	8	2,013,460.57	1.39	251,798	2,014,380	6.305	6.047	2.250	11.305	57	360.0	357.0	70.08	61.5	69.5	713.0
Ohio	13	1,910,744.54	1.32	147,512	1,917,650	6.051	5.801	2.250	9.536	56	360.0	356.4	76.58	35.5	66.6	726.7
Rhode Island	6	1,474,963.86	1.02	245,917	1,475,500	6.319	6.069	2.250	8.825	57	360.0	357.5	73.55	36.9	100.0	712.1
Minnesota	6	1,342,282.70	0.92	230,732	1,384,390	6.468	6.198	2.250	9.134	57	360.0	357.1	80.96	16.4	100.0	727.8
Pennsylvania	7	1,330,108.40	0.92	191,601	1,341,207	6.456	6.200	2.250	11.456	58	360.0	358.1	81.19	37.2	56.7	711.5
Indiana	8	1,262,437.20	0.87	158,024	1,264,190	6.505	6.248	2.250	11.505	58	316.1	314.0	78.53	41.4	100.0	716.2
Utah	8	1,199,414.71	0.83	150,815	1,206,520	6.162	5.899	2.286	11.944	55	360.0	354.7	72.93	28.5	81.3	695.7
Wisconsin	7	1,082,908.88	0.75	154,743	1,083,200	6.478	6.228	2.311	11.601	58	360.0	357.9	72.99	52.7	35.2	713.4
Connecticut	5	1,047,268.12	0.72	209,472	1,047,360	6.299	6.030	2.121	10.194	58	360.0	357.5	80.00	34.4	100.0	729.4
Delaware	4	1,035,796.00	0.71	258,949	1,035,796	6.384	6.094	2.482	11.384	57	360.0	357.4	73.25	0.0	100.0	725.4
Idaho	6	955,696.50	0.66	159,313	955,878	6.326	6.039	2.250	11.326	57	360.0	357.5	80.98	0.0	87.0	696.7
District of Columbia	3	918,096.00	0.63	306,032	918,096	6.543	6.256	2.250	11.543	58	360.0	357.7	71.26	37.6	67.1	659.4
Louisiana	3	502,225.81	0.35	168,573	505,720	6.259	6.009	2.250	11.259	53	360.0	353.1	76.99	0.0	66.4	707.4
Arkansas	3	431,990.61	0.30	144,033	432,100	6.452	6.160	2.673	11.791	57	360.0	357.4	71.16	0.0	72.0	711.2
New Hampshire	2	428,971.95	0.30	220,000	440,000	6.183	5.933	2.250	11.183	57	360.0	357.5	83.05	0.0	100.0	684.6
Missouri	2	409,750.48	0.28	205,000	410,000	6.500	6.250	2.250	11.500	58	360.0	357.6	69.62	100.0	77.7	694.8
Maine	3	356,000.00	0.25	118,667	356,000	6.500	6.215	2.250	11.500	57	360.0	357.0	67.21	0.0	100.0	718.6
Vermont	1	312,000.00	0.22	312,000	312,000	6.375	6.125	2.250	11.375	58	360.0	358.0	80.00	0.0	100.0	680.0
Alabama	2	280,071.70	0.19	140,200	280,400	6.143	5.893	2.250	11.143	53	360.0	353.3	78.89	0.0	57.1	685.1
West Virginia	2	269,578.96	0.19	134,852	269,705	6.461	6.086	2.250	11.461	58	360.0	357.5	72.87	51.5	48.5	656.2
Montana	1	254,000.00	0.18	254,000	254,000	6.625	6.375	3.250	11.625	57	360.0	357.0	78.00	0.0	100.0	724.0
Tennessee	2	245,400.00	0.17	122,700	245,400	6.347	6.097	2.250	11.347	58	360.0	357.5	80.00	0.0	100.0	668.9
Kentucky	1	235,550.99	0.16	236,000	236,000	6.250	6.000	2.250	11.250	57	360.0	357.0	80.00	0.0	0.0	709.0
Kansas	1	196,300.00	0.14	196,300	196,300	6.000	5.750	2.250	6.000	54	360.0	354.0	59.48	100.0	0.0	771.0
New Mexico	1	178,500.00	0.12	178,500	178,500	6.500	6.250	2.250	11.500	58	360.0	358.0	70.00	0.0	100.0	689.0
Michigan	1	174,981.73	0.12	176,000	176,000	5.250	5.000	2.250	10.250	53	360.0	353.0	80.00	0.0	0.0	695.0
Iowa	2	173,512.00	0.12	86,756	173,512	6.327	6.077	2.250	8.630	58	360.0	357.5	80.00	0.0	46.1	683.9
Continued...

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the i ld th

iti

POOL2

...continued
Geographic Distribution by Balance	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Alaska Mississippi Nebraska	1 1 1	148,500.00 108,800.00 76,000.00	0.10 0.07 0.05	148,500 108,800 76,000	148,500 108,800 76,000	6.625 5.750 6.625	6.375 5.500 6.375	2.250 2.250 2.250	11.625 10.750 6.625	57 49 58	360.0 360.0 360.0	357.0 349.0 358.0	90.00 80.00 79.17	100.0 0.0 0.0	100.0 100.0 100.0	703.0 766.0 715.0
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Number of States Represented: 47

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
FICO	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Score	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
<= 619	5	1,247,844.88	0.86	253,040	1,265,200	6.329	6.079	2.250	9.934	56	360.0	356.5	67.34	56.7	56.7	619.0
620 to 644	22	6,138,201.14	4.23	282,523	6,215,505	6.410	6.136	2.250	11.403	58	360.0	357.6	69.45	82.8	92.8	629.1
645 to 669	80	19,522,438.20	13.45	246,101	19,688,119	6.295	6.041	2.280	11.080	57	360.0	357.1	72.37	45.0	80.3	658.1
670 to 694	147	33,964,246.47	23.40	232,162	34,127,840	6.340	6.085	2.260	11.037	57	360.0	357.3	78.08	36.1	91.1	682.1
695 to 719	144	33,028,792.62	22.76	229,718	33,079,413	6.279	6.021	2.255	10.904	57	360.0	357.1	77.63	30.9	84.6	707.0
720 to 744	101	23,373,794.07	16.11	232,332	23,465,545	6.363	6.108	2.268	10.836	57	360.0	356.9	76.56	23.3	88.4	731.4
745 to 769	68	15,345,202.44	10.57	226,455	15,398,969	6.313	6.057	2.261	10.046	57	360.0	357.0	72.62	32.8	86.3	757.5
770 to 794	39	7,775,056.27	5.36	199,476	7,779,576	6.312	6.058	2.240	10.163	57	352.9	350.1	73.52	28.2	85.9	782.4
795 to 819	20	4,570,154.40	3.15	228,575	4,571,502	6.389	6.118	2.250	10.407	57	360.0	357.3	67.70	38.5	96.4	802.8
820 to 844	1	149,867.65	0.10	150,000	150,000	6.625	6.375	2.250	11.625	57	360.0	357.0	59.52	100.0	0.0	823.0
Total:	627	145,115,598.13	100.00	232,443	145,741,669	6.324	6.067	2.261	10.815	57	359.6	356.7	75.34	35.6	86.8	707.5
Minimum: 619 Maximum: 823 Weighted Average: 707.5

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions , and changes in such prepayment assumptions may dramatically afect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the i ld th

iti